UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )

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AMERICAN REALTY CAPITAL DAILY NET ASSET
VALUE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

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AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.
405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 6, 2012

May 4, 2012

To the Stockholders of American Realty Capital Daily Net Asset Value Trust, Inc.:

I am pleased to invite our stockholders to the 2012 Annual Meeting of Stockholders (“Annual Meeting”) of American Realty Capital Daily Net Asset Value Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 6, 2012 at The W New York, located at 541 Lexington Avenue, New York, NY 10022 commencing at 4:00 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors, (ii) vote on certain amendments to the Company’s charter and (iii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Thursday, April 19, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-800-714-3305.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Edward M. Weil, Jr. Edward M. Weil, President, Chief Operating Officer, Treasurer and Secretary

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

i

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.
405 Park Avenue — 15th Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement (this “Proxy Statement”) and our 2011 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Daily Net Asset Value Trust, Inc., a Maryland corporation (which we refer to in this Proxy Statement as the “Company”), for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 15th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2011 Annual Report were first mailed to our stockholders on or about May 4, 2012.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Wednesday, June 6, 2012

This Proxy Statement and our 2011 Annual Report are available at http://www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, June 6, 2012, commencing at 4:00 p.m. (local time) at The W New York, located at 541 Lexington Avenue, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2013 and until their successors are duly elected and qualified;
2.	vote on certain amendments to the Company’s charter (the “Charter”); and
3.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of our common shares entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 19, 2012. As of the record date, 686,096 shares of our common stock, par value 0.01 per share (“Common Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-690-6903. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at http://www.proxyvote.com; or
•	by telephone, by calling 1-800-690-6903.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) election of the nominees for director named in the proxy; and (ii) the amendments to the Charter described in this Proxy Statement.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of votes cast at the meeting. The amendments to the Charter are approved by the affirmative vote of a majority of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $6,000, which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at 1-800-714-3305.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2013 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 5, 2012 and ending at 5:00 p.m., Eastern Time, on January 4, 2013. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., President, Chief Operating Officer, Treasurer and Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2013 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2013 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND (II) THE AMENDMENTS TO THE CHARTER DESCRIBED IN THIS PROXY STATEMENT. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by American Realty Capital Advisors II, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s ongoing initial public offering the number of directors shall never be less than three or greater than ten. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2013 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, Edward M. Weil, Jr., Walter P. Lomax, Jr., Robin A. Ferracone and Stanley R. Perla. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Nicholas S. Schorsch	51	Chairman and Chief Executive Officer
Edward M. Weil, Jr.	45	President, Chief Operating Officer, Treasurer, Secretary and Director
Walter P. Lomax, Jr.	79	Independent Director
Robin A. Ferracone	58	Independent Director
Stanley R. Perla	68	Independent Director

Business Experience of Nominees

Nicholas S. Schorsch

Nicholas S. Schorsch has been the chairman of the Board and chief executive officer of our Company and the chief executive officer of our Advisor and American Realty Capital Properties II, LLC (our “Property Manager”) since their formation in September 2010. He has served as the chairman of the board and chief executive officer of ARC HT since its formation in August 2010 and the chief executive officer of the ARC HT advisor and the ARC HT property manager since their formation in August 2010. He has been active in the structuring and financial management of commercial real estate investments for over 23 years. Mr. Schorsch also has been the chairman of the board of American Realty Capital Trust, Inc. (“ARCT”) since its formation in August 2007 and served as the chief executive officer of ARCT, the ARCT property manager and the ARCT advisor from their formation in August 2007 until March 2012. Mr. Schorsch has served as the chairman of the board and chief executive officer of American Realty Capital New York Recovery REIT, Inc. (“NYRR”) since its formation in October 2009. He also has served as the chief executive officer of the NYRR advisor and the NYRR property manager since their formation in November 2009. Mr. Schorsch has served as the chief executive officer of the advisor of Phillips Edison — ARC Shopping Center REIT, Inc.

(“PE-ARC”) since its formation in December 2009. He has served as the chairman of the board and chief executive officer of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) since its formation in July 2010 and chief executive officer of the ARC RCA advisor since its formation in May 2010. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”) and the chief executive officer of the ARCT III advisor and property manager since their formation in October 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Properties, Inc. (“ARCP”) since its formation in December 2010, and chairman and chief executive officer of its advisor since its formation in November 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Global Daily Net Asset Value Trust, Inc. (“ARC Global DNAV”) since their formation in July 2011 and the chief executive officer of the ARC Global DNAV advisor and the ARC Global DNAV property manager since their formation in July 2011 and January 2012, respectively. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”) and the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Schorsch also has been the interested director and chief executive officer of Business Development Corporation of America, Inc. (“BDCA”) since its formation in May 2010.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice-chairman of American Financial Realty Trust (“AFRT”) since its inception as a real estate investment trust (“REIT”) in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, now AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with an aggregate purchase price of acquired properties of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. From approximately 1990 until the sale of his interests in Thermal Reduction in 1994, Mr. Schorsch was involved in purchasing and leasing several commercial real estate properties in connection with the growth of Thermal Reduction’s business. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s current experience as chairman and chief executive officer, as applicable of ARCT, ARC RCA, ARC HT, ARCT III, ARCP, NYRR, ARC Global DNAV, ARCT IV and BDCA, his previous experience as president, chief executive officer and vice chairman of AFRT, and his significant real estate acquisition experience make him well qualified to serve as our chairman of the Board of Directors.

Edward M. Weil, Jr.

Edward M. Weil, Jr. has served as a director of our Company since March 2012 and has served as an executive officer of our Company, our Advisor and our Property Manager since their formation in September 2010. Mr. Weil has more than nine years of real estate experience. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil has served as an executive officer of NYRR, the NYRR property manager and the NYRR advisor since their formation in October 2009, November 2009 and November 2009, respectively. Mr. Weil has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil has served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Weil has served as an executive officer, and, beginning in February 2012, a director, of ARCT III, and has served as an executive officer of the ARCT III advisor and the ARCT III property manager since their formation in October 2010. Mr. Weil has served as an executive officer, and, beginning in March 2012, a director, of ARCP since its formation in December 2010 and has served as an executive officer of the ARCP advisor since its formation in November 2010. Mr. Weil has been an executive officer of ARC Global Daily NAV, the ARC Global Daily NAV advisor and the ARC Global Daily NAV property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil has been an executive officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. He has also been an executive officer of the BDCA advisor since its formation in June 2010. Mr. Weil has been the chief executive officer of Realty Capital Securities, LLC (our “Dealer Manager”) since December 2010. Mr. Weil was formerly the senior vice president of Sales and Leasing for American Financial Realty Trust (AFRT, from April 2004 to October 2006), where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses. We believe that Mr. Weil’s current experience as a director of ARCP and ARCT III, as an executive officer of NYRR, ARC RCA, ARC HT, ARCP, ARCT III, ARC Global Daily NAV, ARCT IV and the BDCA advisor his previous experience as senior vice president at AFRT, and his real estate experience make him well qualified to serve on our Board of Directors.

Walter P. Lomax, Jr.

Walter P. Lomax, Jr. was appointed as an independent director of our Company in July 2011. Dr. Lomax has served as an independent director of ARC HT since January 2011 and as an independent director of ARCP since July 2011. From September 1958 through September 1990, Dr. Lomax was engaged as a physician in private practice in Philadelphia, Pennsylvania. During this time, he grew his practice from a private single physician office into Lomax Medical Associates, a multi-site group practice consisting of over 20 physicians located in five separate locations. Lomax Medical Associates provided high quality care in traditionally underserved areas. In July 1982, Dr. Lomax established Lomax Health Systems, a management company concentrating exclusively on healthcare. In 1984, Lomax Health Systems won a medical services contract to recruit physicians and physician assistants to supplement Philadelphia’s staff in the prison system. In January 1990, Dr. Lomax formed Correctional Healthcare Solutions, which specialized in the management and delivery of health services to correctional facilities. At the time of its sale in July 2000, Correctional Healthcare Solutions was providing health care in 60 correctional facilities in 16 states. From July 1989 through September 2002, Dr. Lomax was the co-founder and vice chairman of AmeriChoice, Inc., a Medicaid HMO with licenses in Pennsylvania, New Jersey and New York. In September 2002, AmeriChoice was sold to United Health Group Company. Since September 2002, Dr. Lomax has served as the chairman of The Lomax Companies, the Lomax family’s investment office, which manages a global portfolio of private equity investments with a particular emphasis on venture capital and real estate. We believe that Dr. Lomax’s current experience as a director of ARCP and ARC HT and his ongoing real estate investments on behalf of The Lomax Companies make him well qualified to serve as a member of our Board of Directors.

Robin A. Ferracone

Robin A. Ferracone is founder and Executive Chair of Farient Advisors, an independent executive compensation and performance consulting firm. Prior to forming Farient in 2007, Ms. Ferracone was President of the Human Capital business of Mercer, a business which included talent and compensation consulting, software, and data services globally. Before that role, Ms. Ferracone was Chairman of the U.S. West Region for Mercer's parent company, Marsh & McLennan Companies, market leader and Worldwide Partner at Mercer, President and Chairman of SCA Consulting, a firm she co-founded in 1985 and sold to Mercer in 2001, and strategy consultant at Booz Allen & Hamilton. With more than 30 years of consulting experience, Ms. Ferracone has advised clients in the areas of business and talent strategies, executive compensation, value management, and performance measurement. Ms. Ferracone is the author of a recently published book entitled, “Fair Pay Fair Play: Aligning Executive Performance and Pay.” She is a frequent presenter for organizations such as the Council of Institutional Investors and the National Association of Corporate Directors, and testified before a Congressional sub-committee in Washington, D.C. regarding the salary of the President of the United States. In 2011, Ms. Ferracone was named to the NACD Director 100 as one of the most influential people in corporate governance and the boardroom. Ms. Ferracone is currently a member of the Duke University Board of Trustees, the PayScale Board (a venture-backed company), The Committee of 200, and the World Presidents' Organization. Ms. Ferracone received an M.B.A. from the Harvard Business School, where she was a Baker Scholar and a B.A. summa cum laude in Management Science and Economics from Duke University, where she was elected to Phi Beta Kappa.

Stanley R. Perla

Stanley R. Perla was appointed as an independent director of our Company in March 2012. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008 he was the Director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011 he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to the present. His area of expertise for the past 40 years was real estate, and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. He currently serves as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and previously for American Mortgage Acceptance Company January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an MBA in Taxation and a B.B.A. in Accounting from Baruch College.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. NICHOLAS S. SCHORSCH, EDWARD M. WEIL, JR., WALTER P. LOMAX, JR., ROBIN A. FERRACONE AND STANLEY R. PERLA AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2013 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is wholly owned by AR Capital, LLC (the “Sponsor”), which is indirectly majority owned and controlled by Mr. Nicholas S. Schorsch, our chairman and chief executive officer.

The Board of Directors held a total of 12 meetings during the fiscal year ended December 31, 2011 and took action by written consent on 7 occasions. Each incumbent director attended at least 100% of the total number of meetings of the Board of Directors. We anticipate that all directors and nominees will attend the Annual Meeting.

The Board of Directors has approved and organized an audit committee. The Company does not currently have a compensation committee, conflicts committee or nominating and corporate governance committee. The Board of Directors carries out the responsibilities typically associated with compensation committees, conflicts committees or nominating and corporate governance committees. The Company does not have any employees and compensation of directors is set by the entire Board. The Board of Directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as both our chairman of the Board and our chief executive officer. As chief executive officer, Mr. Schorsch is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the chief executive officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

Although each of Messrs. Walter P. Lomax, Jr., Robin A. Ferracone and Stanley R. Perla are independent directors, the Board has not appointed a lead independent director at this time. The Board of Directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by its Advisor, whereby all operations are conducted by the Advisor or its affiliates. Additionally, as members of the Board of Directors are elected annually, the Board believes that its existing corporate governance practices ensure appropriate management accountability to the Company’s stockholders.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, assumptions of debt and its oversight of the Company’s executive officers and Advisor, managing manages risks associated with independence of the members of the Board, and reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in August 2011. The charter of audit committee is available to any stockholder who requests it c/o American Realty Capital Daily Net Asset Value Trust, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at http://www.arcdailynav.com by clicking on “Audit Committee Charter”. Our audit committee consists of Messrs. Walter P. Lomax, Jr., Robin A. Ferracone and Stanley R. Perla, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board has determined that Stanley R. Perla is qualified as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

During the fiscal year ended December 31, 2011, all of the members of the audit committee voted to approve the filing of the Company’s Annual and Quarterly Reports.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2011 is discussed below under the heading “Audit Committee Report.”

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2013 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 26 of this Proxy Statement.

Oversight of Nominations and Corporate Governance

The Company does not have a standing nominating and corporate governance committee. Instead, the entire Board of Directors, including our independent directors, is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s chief executive officers and senior financial officers and annually reviewing such code.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. Instead, the entire Board of Directors, including our independent directors, is responsible for approving transactions, and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The Board of Directors is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including the Sponsor or Advisor and their subsidiaries.

During the fiscal year ended December 31, 2011, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Please read “Certain Relationships and Related Transactions — Policies and Procedures for Review of Related Party Transactions.” Certain of the factors considered by the Board of Directors are set forth in the financial statements (including the notes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2011. The Board reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2011. The Board has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2011 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

In March 2011, our Dealer Manager, the affiliated entity retained by the Company to act as dealer manager in connection with the Company’s initial public offering, adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are traded on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers. Accordingly, on March 17, 2011, all of the members of the Board voted to approve the Company’s affiliated transaction best practices policy incorporating the Dealer Manager’s best practices guidelines. Please read “Certain Relationships and Related Transactions — Policies and Procedures for Review of Related Party Transactions.”

Director Independence

Under our organizational documents, we must have at least three but not more than ten directors. Our Charter currently fixes the number of directors at five. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under our Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, derived from all sources, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NASDAQ Stock Market (“NASDAQ”), even though our shares are not listed on NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Dr. Walter P. Lomax, Robin A. Ferracone and Stanley R. Perla have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of NASDAQ’s director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the listing standards for independence of NASDAQ. There are no familial relationship between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Daily Net Asset Value Trust, Inc., 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., President, Chief Operating Officer, Treasurer and Secretary. Mr. Weil will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation Discussion and Analysis

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates. In the future, should the Company internalize the services provided to it by the Advisor, the Board of Directors expects to align the interests of the executive officers with the interests of the Company and our stockholders on both a long and short term basis by compensating executive officers in the form of cash salaries, grants of restricted stock under the Company’s restricted share plan and/or the issuance of stock options under the Company’s stock option plan. Total compensation will be tied to individual performance and supplemented with awards tied to the Company’s achieving certain financial and non-financial objectives as pre-determined by the Company’s Board of Directors.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	51	Chairman and Chief Executive Officer
Edward M. Weil, Jr.	45	President, Chief Operating Officer, Treasurer, Secretary and Director
Peter M. Budko	52	Executive Vice President and Chief Investment Officer
Brian S. Block	40	Executive Vice President and Chief Financial Officer
Walter P. Lomax, Jr.	79	Independent Director
Robin A. Ferracone	58	Independent Director
Stanley R. Perla	68	Independent Director

Nicholas S. Schorsch

Please see “Business Experience of Nominees” on pages 5 – 6 for biographical information about Mr. Schorsch.

Edward M. Weil, Jr.

Please see “Business Experience of Nominees” on pages 6 – 7 for biographical information about Mr. Weil.

Peter M. Budko

Peter M. Budko has served as executive vice president and chief investment officer of our Company, our Advisor and our Property Manager since their formation in September 2010. Mr. Budko has more than 26 years of real estate experience. Mr. Budko served as executive vice president and chief investment officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until March 2012. Since October 2009, Mr. Budko has also served as executive vice president & chief operating officer of NYRR. He has served as executive vice president of both the property manager and advisor of NYRR since their formation in November 2009. Mr. Budko has served as the executive vice president and chief investment officer of the PE-ARC advisor since its formation in December 2009. Mr. Budko has served as executive vice president and chief investment officer of ARC RCA since its formation in July 2010. Mr. Budko has served as executive vice president and chief investment officer of ARC RCA’s advisor since its formation in May 2010. Mr. Budko has served as executive vice president and chief investment officer of ARC HT since its formation in August 2010. Mr. Budko has served as executive vice president of ARC HT’s advisor and property manager since their formation in August 2010. Mr. Budko has served as an executive officer of BDCA and the BDCA advisor since their formation in May 2010 and June 2010, respectively. Mr. Budko has served as executive vice president and chief investment officer of ARCT III since its formation in October 2010. Mr. Budko has served as executive vice president and chief investment officer of the advisor and property manager for ARCT III since their formation in October 2010. Mr. Budko also has been the executive vice president and chief investment officer of ARCP since its formation in December 2010and has served as executive vice president and chief investment officer of the ARCP advisor since its formation in November 2010. Mr. Budko has been the executive vice president and chief investment officer of ARC Global Daily NAV, the ARC Global Daily NAV advisor and the ARC Global Daily NAV property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Budko has been the executive vice president and chief investment officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. From January 2007 to July 2007, Mr. Budko was chief operating officer of an affiliated American Realty Capital real estate investment firm. Mr. Budko founded and formerly served as Managing Director and Group Head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from 1997 – 2006. The Structured Asset Finance Group structures and invests in real estate that is net leased to corporate tenants. While at Wachovia, Mr. Budko acquired over $5 billion of net leased real estate assets. From 1987 – 1997, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Market (predecessor to Bank of America Securities), becoming head of the group in 1990. Mr. Budko received a B.A. in physics from the University of North Carolina.

Brian S. Block

Brian S. Block has served as executive vice president and chief financial officer of our Company, our Advisor and our Property Manager since their formation in September 2010. Mr. Block has more than 11 years of real estate experience. Mr. Block served as executive vice president and chief financial officer of ARCT from its formation in August 2007 until March 2012 and as executive vice president and chief financial officer of ARCT’s advisor and property manager from their formation in August 2007 until March 2012. Mr. Block has also served as executive vice president and chief financial officer of NYRR, the NYRR property manager and the NYRR advisor since their formation in October 2009, November 2009 and November 2009, respectively. Mr. Block has served as executive vice president and chief financial officer of ARC RCA since its formation in July 2010. Mr. Block has served as the executive vice president and chief financial officer of the PE-ARC advisor since its formation in December 2009. Mr. Block has served as executive vice president and chief financial officer of ARC RCA’s advisor since its formation in May 2010. Mr. Block has served as executive vice president and chief financial officer of ARC HT since its formation in August 2010. Mr. Block has served as executive vice president and chief financial officer of ARC HT’s advisor and property manager since their formation in August 2010. He has also served as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager since October 2010. Mr. Block has served as executive vice president and the chief financial officer of BDCA and the BDCA advisor since their formation in May 2010 and June 2010, respectively. Mr. Block also has been executive vice president and chief financial officer of ARCP since its formation in December 2010 and executive vice president and chief financial officer of its advisor since its formation in November 2010. Mr. Block has been the executive vice president and chief financial officer of ARC Global Daily NAV, the ARC Global Daily NAV advisor and the ARC Global Daily NAV property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Block has been the executive vice president and chief financial officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Block is responsible for the accounting, finance and reporting functions at ARC. He has extensive experience in SEC reporting requirements as well as REIT tax compliance matters. Mr. Block has been instrumental in developing ARC’s infrastructure and positioning the organization for growth. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the chief financial officer of a venture capital-backed technology company for several years prior to joining AFRT in 2002. While at AFRT, Mr. Block served as chief accounting officer from 2003 to 2007 and oversaw the financial, administrative and reporting functions of the organization. He is a certified public accountant and is a member of the AICPA and PICPA. Mr. Block serves on the REIT Committee of the Investment Program Association. Mr. Block received a B.S. from Albright College and an M.B.A. from LaSalle University.

Walter P. Lomax, Jr.

Please see “Business Experience of Nominees” on page 7 for biographical information about Dr. Lomax.

Robin A. Ferracone

Please see “Business Experience of Nominees” on pages 0 – 0 for biographical information about Ms. Ferracone.

Stanley R. Perla

Please see “Business Experience of Nominees” on page 8 for biographical information about Mr. Perla.

Compensation of Executive Officers

The Company’s current executive officers, Messrs. Nicholas S. Schorsch, Edward M. Weil, Jr., Peter M. Budko and Brian S. Block do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2011:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
William M. Kahane	—	—	—	—	—	—	—
Stanley R. Perla	—	—	—	—	—	—	—
Walter P. Lomax, Jr.(2)	33,000	30,000	—	—	—	—	63,000
Scott J. Bowman(2)	33,000	30,000	—	—	—	—	63,000
Leslie Michelson(2)(3)	33,000	—	—	—	—	—	33,000
Robin A. Ferracone(4)	—	—	—	—	—	—	—

(1)	Mr. Schorsch, the chief executive officer of the Company and the chairman of the Board, receives no additional compensation for serving as a director.
(2)	Messrs. Michelson, Lomax and Bowman each earned fees in the amount of $36,750 for services as a director during the fiscal year ended December 31, 2011 of which $33,000 each, were paid as of December 31, 2011.
(3)	Mr. Michelson resigned as a director in February 2012.
(4)	Ms. Ferracone joined the Board in May 2012.

We pay to each of our independent directors a retainer of $30,000 per year, plus $2,000 for each Board or Board committee meeting the director attends in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting the director attends by telephone. In the event there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $2,500 per day ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). Our Board of Directors also may approve the acquisition of real property and other related investments valued at $20,000,000 or less, and in which any portfolio of properties is valued in the aggregate of $75,000,000 or less, via electronic Board meetings whereby the directors cast their votes in favor or against a proposed acquisition via email. The independent directors are entitled to receive $750 for each transaction reviewed and voted upon with a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting.

In addition, we have reserved 500,000 shares of common stock for future issuance upon the exercise of stock options that may be granted to our independent directors pursuant to our stock option plan (described below). Such stock options will have an exercise price equal to $10.00 per share during such time as we are offering shares to the public at $10.00 per share and thereafter at 100% of the then-current fair market value per share. The total number of options granted will not exceed 10% of the total outstanding shares of common stock at the time of grant. As of December 31, 2011, no shares were issued under our stock option plan and we currently do not expect to grant any stock options.

Additionally, our employee and director incentive restricted share plan (described below) provides for the automatic grant of 3,000 restricted shares of common stock to each of our independent directors, without any further action by our Board of Directors or the stockholders on the date of initial election to the Board and on the date of each annual stockholders’ meeting. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is an employee of the Company, the Advisor or their affiliates, we do not pay compensation for services rendered as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Restricted Shares
Independent Directors(2)	$30,000 yearly retainer; $2,000 for all meetings personally attended by the directors and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon via electronic Board meeting up to a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting.(1)	500,000 shares of common stock reserved for future issuance upon the exercise of stock options that may be granted to independent directors pursuant to stock option plan. Such stock options will have an exercise price equal to $10.00 per share during such time as we are offering shares to the public at $10.00 per share and thereafter at 100% of the then-current fair market value per share. The total number of options granted will not exceed 10% of the total outstanding shares of common stock at the time of grant. To date, we have not granted any stock option awards to our independent directors.	Pursuant to our restricted share plan adopted in June 14, 2011, each independent director will receive an automatic grant of 3,000 restricted shares on the initial date of election to the Board and on the date of each annual stockholders’ meeting. Accordingly, Messrs. Perla, Lomax and Bowman received a grant of 3,000 restricted shares of common stock upon their election to the Board. Ms. Ferracone also received 3,000 restricted shares of common stock upon her appointment to the Board in May 2012. Mr. Bowman’s restricted shares were forfeited upon his resignation from the Board in May 2012. The restricted shares vest over a five year period following the first anniversary of the August 15, 2011 grant date in increments of 20% per annum.

(1)	If there is a Board meeting and one or more committee meetings in one day, the director’s fees shall not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
(2)	An independent director who is also an audit committee chairperson will receive an additional $500 for personal attendance of all audit committee meetings.

Share-Based Compensation

Stock Option Plan

We have adopted a stock option plan (the “Plan”) which authorizes the grant of nonqualified stock options to our independent directors, subject to the absolute discretion of the Board of Directors and the applicable limitations of the Plan. The Plan is designed to enhance our profitability and value for the benefit of our stockholders by enabling us to offer independent directors stock-based incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders. The exercise price for all stock options granted under the Plan will be fixed at $10.00 per share until the termination of our initial public offering, and thereafter the exercise price for stock options granted to the independent directors will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. A total of 500,000 shares have been authorized and reserved for issuance under the Plan.

Notwithstanding any other provisions of our Plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Code. The following table sets forth information regarding securities authorized for issuance under our stock option plan as of December 31, 2011:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	500,000
Total	—	—	500,000

Restricted Share Plan

In June 2011, the Board of Directors adopted an employee and director incentive restricted share plan (the “RSP”). The RSP provides for the automatic grant of 3,000 restricted shares of common stock to each of the independent directors, without any further action by our Board of Directors or the stockholders, on the date of the initial election to the Board and on the date of each annual stockholder’s meeting thereafter. Restricted stock issued to independent directors will vest over a five-year period following the first anniversary of the date of grant in increments of 20% per annum. The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of our Common Stock reserved for issuance under the RSP will not exceed 5.0% of our outstanding shares at any time, and in any event will not exceed 7,500,000 shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events).

Restricted share awards entitle the recipient to receive shares of our Common Stock from us under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares. There were 9,000 unvested shares outstanding under the RSP at December 31, 2011.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 19, 2012, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class
5% Beneficial Owners:
American Realty Capital Trust II Special Limited Partner, LLC(2)	22,222 retail shares		3.2%
AR Capital, LLC(3)	222,222 retail shares		32.0%
Allen Skolnick	425,853 retail shares		59.05%
Directors and Officers:
Nicholas S. Schorsch	—		—
Peter M. Budko	—		—
Brian S. Block	—		—
Edward M. Weil, Jr.	—		—
Stanley R. Perla	3,000 retail shares	(4)	*
Scott J. Bowman	3,000 retail shares	(5)	*
Walter P. Lomax, Jr.	3,000 retail shares	(6)	*
Robin A. Ferracone(8)	3,000 retail shares	(9)
All directors and executive officers as a group (7 persons)	253,444 retail shares	(7)	36.5%

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	American Realty Capital Trust II Special Limited Partner, LLC is 100% owned by AR Capital, LLC, which is directly or indirectly owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block, and Edward M. Weil, Jr. and controlled by Nicholas S. Schorsch and William M. Kahane.
(3)	AR Capital, LLC is directly or indirectly owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block, and Edward M. Weil, Jr., and controlled by Nicholas S. Schorsch and William M. Kahane.
(4)	Includes 3,000 restricted shares held by Mr. Perla which vest annually over a five-year period in equal installments beginning with the anniversary of the date of grant.
(5)	Includes 3,000 restricted shares held by Mr. Bowman which vested annually over a five-year period in equal installments beginning with the anniversary of the date of grant. Mr. Bowman resigned from the Board in May 2012, and as a result, his shares, which were unvested, were forfeited.
(6)	Includes 3,000 restricted shares held by Dr. Lomax which vest annually over a five-year period in equal installments beginning with the anniversary of the date of grant.
(7)	Includes 22,222 shares held by American Realty Capital Trust II Special Limited Partner, LLC and 222,222 shares held by AR Capital, LLC. See footnotes 2 and 3.
(8)	Ms. Ferracone joined the Board in May 2012.
(9)	Includes 3,000 restricted shares held by Ms. Ferracone which vest annually over a five-year period in equal installments beginning the with anniversary of the ate of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisor

We entered into an advisory agreement with the Advisor, whereby the Advisor manages our day-to-day operations. In return, we have agreed to pay to the Advisor a monthly asset management fee equal to one-twelfth of 1.0% of the monthly average of our daily net asset value (“NAV”). That fee will be payable at the discretion of the Board, in cash, common stock or restricted stock grants or any combination thereof. Those fees will be allocated between the Company’s initial public offering’s retail and institutional shares based on the relative NAV of each class. We also agreed to pay to the Advisor an acquisition fee equal to 1.0% of the contract purchase price of each property acquired (including our pro rata share of debt attributable to such property) and 1.0% of the amount advanced for a loan or other investment (including our pro rata share of debt attributable to such investment), along with reimbursement of acquisition expenses. “Contract purchase price” or the “amount advanced for a loan or other investment” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property or the amount actually paid or allocated in respect of the purchase of loans or other real-estate related assets, in each case inclusive of acquisition expenses and any indebtedness assumed or incurred in respect of such investment but exclusive of acquisition fees and financing fees. We will reimburse the advisor for expenses actually incurred related to selecting, evaluating and acquiring assets on our behalf, regardless of whether we actually acquire the related assets. In addition, we also will pay third parties, or reimburse the advisor or its affiliates, for any investment-related expenses due to third parties, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finders fees, title insurance expenses, survey expenses, property inspection expenses and other closing costs regardless of whether we acquire the related assets. We expect total acquisition expenses (including those paid to third parties, described below) to be approximately 0.6% of the purchase price of each property (including our pro rata share of debt attributable to such property) and 0.6% of the amount advanced for a loan or other investment (including our pro rata share of debt attributable to such investment). In no event will the total of all acquisition fees and acquisition expenses (including those paid to third parties, as described below) payable with respect to a particular investment exceed 4.5% of the contract purchase price of each property (including our pro rata share of debt attributable to such property) or 4.5% of the amount advanced for a loan or other investment (including our pro rata share of debt attributable to such investment). We will allocate these expenses between the retail shares and the institutional shares based on the relative NAV of each class. We will also reimburse the Advisor up to 1.5% of gross offering proceeds for organization and offering expenses, which may include reimbursements to our Advisor for other organization and offering expenses up to 0.5% of the gross offering proceeds for third party due diligence fees included in detailed and itemized invoices. There were no acquisition fees incurred for the year ended December 31, 2011. For the year ended December 31, 2011, we incurred from our Advisor $0.6 million of offering costs and reimbursements. There were no asset management or oversight fees incurred for the year ended December 31, 2011.

Nicholas S. Schorsch, our chief executive officer and chairman of our Board of Directors, is the chief executive officer of the Advisor. Edward M. Weil, Jr., our president, chief operating officer, treasurer and secretary is the president, chief operating officer, treasurer and secretary, of the Advisor. Peter M. Budko, our executive vice president and chief investment officer, is the executive vice president and chief investment officer of the Advisor. Brian S. Block, our executive vice president and chief financial officer, is the executive vice president and chief financial officer of the Advisor. Mr. Schorsch indirectly has majority ownership and control of the Advisor.

Property Manager

We entered into a property management agreement with our Property Manager. We agreed to pay to our Property Manager an oversight fee of up to a total of 1.0% of gross revenues from the properties managed. The Company intends to build a portfolio comprised almost entirely of triple-net and double-net leased real estate. Given the terms of these leases, tenant improvements will almost always be the responsibility of the tenant. There may be limited circumstances where tenant improvements become the landlord’s responsibility, e.g., Governmental Services Administration leases, at which point the Property Manager will have to seek approval from our Advisor on our behalf pursuant to the terms of the advisory agreement prior to providing tenant improvement services. In the event that our Property Manager assists a tenant with tenant improvements, a separate fee may be charged to, and payable by, us. This fee will not exceed 5% of the cost of the tenant improvements. There were no property management or oversight fees incurred for the year ended December 31, 2011.

Nicholas S. Schorsch, our chief executive officer and chairman of our Board of Directors, is the chief executive officer of our Property Manager. Edward M. Weil, Jr., our president, chief operating officer, treasurer and secretary, is the president, chief operating officer, treasurer and secretary of our Property Manager. Peter M. Budko, our executive vice president and chief investment officer, is the executive vice president and chief investment officer of our Property Manager. Brian S. Block, our executive vice president and chief financial officer, is the executive vice president and chief financial officer of our Property Manager.

Dealer Manager

We have entered into a dealer manager agreement with our Dealer Manager. We will pay to our Dealer Manager 7% of the gross offering proceeds from the retail shares sold in our ongoing initial public offering, except that no selling commissions will be paid on shares sold under our distribution reinvestment plan. Our Dealer Manager will not be paid any selling commission or dealer manager fees upon the sale of institutional shares. Our Dealer Manager may reallow all of the selling commission to participating broker-dealers. Alternatively, a participating broker-dealer may elect to receive a fee equal to 7.5% of gross proceeds from the sale of retail shares by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the dealer manager fee will be reallowed such that the combined selling commission and dealer manager fee do not exceed 10% of gross proceeds of our primary offering. Our Dealer Manager will repay to the Company any excess amounts received over FINRA’s 10% cap if the offering is abruptly terminated before reaching the maximum amount of offering proceeds. Additionally, we will pay to our Dealer Manager a dealer manager fee equal to 3% of the per share purchase price of retail shares paid in our primary offering out of amounts paid by purchasers of retail shares in addition to the purchase price; we will not pay a dealer manager fee with respect to sales under our distribution reinvestment plan. For institutional shares, we will pay our Dealer Manager an asset-based platform fee, which is a deferred distribution fee that compensates our Dealer Manager and participating broker-dealers. This platform is calculated by multiplying the number of outstanding institutional shares each day during a month, excluding shares sold via the distribution reinvestment plan, multiplied by 1/365th of 0.70% of our NAV on the institutional shares during such day. Our Dealer Manager may reallow all or part of this dealer manager fee to participating broker-dealers. In no event will the platform fee be paid with respect to the retail shares or shares under the distribution reinvestment plan. During the fiscal year ended December 31, 2011, the Company did not incur commissions and dealer manager fees from Realty Capital Securities.

Nicholas S. Schorsch, our chief executive officer and chairman of our Board of Directors, indirectly owns a majority of the ownership and voting interests of our Dealer Manager. Edward M. Weil, Jr. is the chief executive officer of our Dealer Manager.

Affiliated Transactions Best Practices Policy

In March 2011, our Dealer Manager, the affiliated entity retained by the Company to act as dealer manager in connection with the Company’s initial public offering, adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are traded on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers.

Accordingly, on March 17, 2011, all of the members of the Board voted to approve the Company’s affiliated transactions best practices policy incorporating the Dealer Manager’s best practices guidelines, pursuant to which we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the American Realty Capital group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by Nicholas Schorsch, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to the stockholders of the Company and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that the Company retains a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to the Company’s percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

Certain Conflict Resolution Procedures

Every transaction that we enter into with the Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, our Charter contains a number of restrictions relating to (1) transactions we enter into with our Sponsor, our directors, our officers, our Advisor and any of its affiliates and certain of our stockholders, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

•	We will not purchase or lease properties in which our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders has an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us. If a related party transaction is approved by our Board, our Advisor and its affiliates will be entitled to receive fees and expense reimbursements in connection with the transaction on the same basis as if the transaction were with a third party.
•	We will not make any loans to our Sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders, except that we may make or invest in mortgage, bridge or mezzanine loans involving our Sponsor, our Advisor, our directors, our officers, their respective affiliates or certain of our stockholders if an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.
•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our Advisor must reimburse us for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the previous fiscal year exceeded the greater of: (i) 2% of our average invested assets for that fiscal year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.
•	If an investment opportunity becomes available that is suitable, under all of the factors considered by our Advisor, for both us and one or more other entities affiliated with our Advisor, and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our Board, including the independent directors, to insure that this method is applied fairly to us. In determining whether or not an investment opportunity is suitable for more than one program, our Advisor, subject to approval by our Board, shall examine, among others, the following factors:
º	the anticipated cash flow of the property to be acquired and the cash requirements of each program;
º	the effect of the acquisition both on diversification of each program’s investments by type of property, geographic area and tenant concentration;
º	the policy of each program relating to leverage of properties;
º	the income tax effects of the purchase to each program;
º	the size of the investment; and
º	the amount of funds available to each program and the length of time such funds have been available for investment.
•	If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates will make the investment. Our Board has a duty to ensure that the method used by our Advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties is applied fairly to us.
•	We will not accept goods or services from our Advisor or its affiliates or enter into any other transaction with our Advisor or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2011. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Daily Net Asset Value Trust, Inc.:

We have reviewed and discussed with management American Realty Capital Daily Net Asset Value Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2011.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Daily Net Asset Value Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011.

Audit Committee

Walter P. Lomax, Jr.
Robin A. Ferracone
Stanley R. Perla

INDEPENDENT AUDITOR’S FEES

Grant Thornton LLP (“Grant Thornton”) audited our financial statements for the fiscal year ended December 31, 2011. Grant Thornton reports directly to our audit committee. A representative from Grant Thornton will be present at the Annual Meeting. The following presents aggregate fees billed to the Company for the fiscal years ended December 31, 2011 and December 31, 2010 by Grant Thornton.

Audit Fees

Audit fees billed were $50,657 and $39,745 for the fiscal years ended December 31, 2011 and December 31, 2010, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements and for reviews of the Company’s quarterly reports on Form 10-Q.

Audit Related Fees

There were audit related fees billed for the fiscal years ended December 31, 2011 and no audit-related fees for the year ended December 31, 2010.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2011 or December 31, 2010.

The aggregate fees billed by the independent auditor for the fiscal years ended December 31, 2011 and December 31, 2010 were $50,567 and $39,745, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton were pre-approved by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Common Stock is not registered pursuant to Section 12 of the Exchange Act. Our directors, executive officers and the holders of more than 10% of our Common Stock are not subject to Section 16(a) of the Exchange Act, and they were not required to file reports under Section 16(a) of the Exchange Act for the fiscal years ended December 31, 2011. We will be subject to Section 16(a) of the Exchange Act once we have filed our Form 8-A with the SEC.

COMPENSATION COMMITTEE REPORT

The Company does not have a standing compensation committee. The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Nicholas S. Schorsch
Edward M. Weil, Jr.
Walter P. Lomax, Jr.
Robin A. Ferracone
Stanley R. Perla

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. Executive compensation is determined by the Board in its entirety. During the fiscal year ended December 31, 2011, Mr. Schorsch, our chairman of the Board and chief executive officer, and William M. Kahane, who was an executive officer and a director until March 2012, each served as an executive officer of American Realty Capital Trust, Inc., American Realty Capital New York Recovery REIT, Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Trust III, Inc., American Realty Capital Global Daily Net Asset Value Trust, and the Company. Since Mr. Schorsch is, and Mr. Kahane was an officer of our Advisor and/or its affiliates until March 2012, they did not receive any separate compensation from us for service as our executive officers and directors, and also did not receive any separate compensation from American Realty Capital Trust, Inc., American Realty Capital New York Recovery REIT, Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Trust III, Inc., American Realty Capital Global Daily Net Asset Value Trust, Inc. and Business Development Corporation of America for their service as executive officers and/or directors of those entities.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics effective as of August 15, 2011. (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at http://www/arcdailynav.com by clicking on “Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Realty Capital Daily Net Asset Value Trust, Inc., 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr. A waiver of the Code of Ethics for our chief executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or our general counsel, if we ever have one, and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

PROPOSAL 2
AMENDMENTS TO THE CHARTER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENTS OF THE CHARTER AS DESCRIBED IN THIS PROXY STATEMENT

We are seeking a vote for the following amendments to the Charter. These amendments are the result of undertakings that the Company made with certain state securities regulators in connection with the registration of the Common Stock for sale in such states in the Company’s continuous initial public offering.

Section 6.1 of the Charter, entitled, “Number of Directors,” to be amended as follows:

“The number of Directors of the Company shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that, from and after the Commencement of the Initial Public Offering, the number of Directors shall not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects: (i) with respect to any and all vacancies on the Board resulting from the death, removal or resignation of a Director, at such time as ~~it~~the Company becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board in setting the terms of any class ~~of~~or series of Preferred Shares, ~~any and all~~such vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum~~, and~~; and (ii) with respect to any and all vacancies on the Board resulting from an increase in the size of the Board, such vacancies on the Board may be filled only by the affirmative vote of a majority of the Stockholders; and, in the case of either (i) or (ii) above, any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.”

OTHER MATTERS PRESENTED FOR ACTION AT THE 2012 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2013 annual meeting of stockholders, proposals must be received at our principal executive offices no later than January 4, 2013.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2013 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 5, 2012 and ending at 5:00 p.m., Eastern Time, on January 4, 2013 and must contain information specified in our bylaws, including:

1.	as to each director nominee,
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and
4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital Daily Net Asset Value Trust, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022, Attention: Edward M. Weil, Jr. (telephone: (212) 415-6500).

By Order of the Board of Directors,
/s/ Edward M. Weil, Jr. Edward M. Weil, Jr. President, Chief Operating Officer, Treasurer and Secretary

AMERICAN REALTY CAPITAL
DAILY NET ASSET VALUE TRUST, INC.
405 PARK AVE
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote "FOR" the following:

	For	Against	Abstain
1. Election of Directors			
1a. Nicholas S. Schorsch	☐	☐	☐
1b. Edward M. Weil, Jr.	☐	☐	☐
1c. Walter P. Lomax, Jr.	☐	☐	☐
1d. Robin A. Ferracone	☐	☐	☐
1e. Stanley R. Perla	☐	☐	☐

The Board of Directors recommends you vote "FOR" proposals 2 and 3.

	For	Against	Abstain
2. To vote on certain amendments to the Company's charter (the "Charter").	☐	☐	☐
3. To consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000144409_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.
Annual Meeting of Stockholders
June 6, 2012 4:00 PM
This proxy is solicited by the Board of Directors

The undersigning hereby appoints Edward M. Weil, Jr. and Brian S. Block, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Daily Net Asset Value Trust, Inc. (the "Company") to be held at the W New York, 541 Lexington Avenue, New York, NY 10022, at 4:00 p.m. (local time) on Wednesday, June 6, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast as the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. As the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Continued and to be signed on reverse side

0000144409_2 R1.0.0.11699